CAPITAL INCOME BUILDER, INC.
              333 South Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455





Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $429,540
------------------ --------------------------------
------------------ --------------------------------
Class B            $10,033
------------------ --------------------------------
------------------ --------------------------------
Class C            $8,130
------------------ --------------------------------
------------------ --------------------------------
Class F            $3,054
------------------ --------------------------------
------------------ --------------------------------
Total              $450,757
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $471
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $90
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $166
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $20
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $4
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $23
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $11
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,479
------------------ --------------------------------
------------------ --------------------------------
Total              $2,265
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $2.0507
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $1.7132
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $1.6770
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $1.9935
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $1.3864
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $1.1822
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $1.1579
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $1.2646
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2628
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.6696
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.7244
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.7749
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.9057
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $1.0067
-------------------- -------------------------------------------

Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            245,672
------------------ ----------------------------------
------------------ ----------------------------------
Class B            11,053
------------------ ----------------------------------
------------------ ----------------------------------
Class C            10,406
------------------ ----------------------------------
------------------ ----------------------------------
Class F            3,796
------------------ ----------------------------------
------------------ ----------------------------------
Total              270,927
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        774
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        187
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        326
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        41
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        2
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          11
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          107
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          57
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          5
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          1,847
------------------ ----------------------------------
------------------ ----------------------------------
Total              3,357
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $40.73
----------------------- -------------------------
----------------------- -------------------------
Class B                 $40.73
----------------------- -------------------------
----------------------- -------------------------
Class C                 $40.73
----------------------- -------------------------
----------------------- -------------------------
Class F                 $40.73
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $40.73
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $40.73
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $40.73
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $40.73
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $40.73
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $40.73
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $40.73
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $40.73
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $40.73
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $40.73
----------------------- -------------------------

                          CAPITAL INCOME BUILDER, INC.
              333 South Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455



The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.



There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation (including any significant deficiencies or material weaknesses that required corrective action).

                          CAPITAL INCOME BUILDER, INC.
              333 South Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455



                                  CERTIFICATION


I, James B. Lovelace, certify that:


1.   I have reviewed this report on Form N-SAR of Capital Income Builder, Inc.;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:


     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.





Date:   December 23, 2002

                              /s/James B. Lovelace
                               James B. Lovelace
                 Chairman and PEO, Capital Income Builder, Inc.

                          CAPITAL INCOME BUILDER, INC.
              333 South Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455



                                 CERTIFICATION




I, R. Marcia Gould, certify that:


1.   I have reviewed this report on Form N-SAR of Capital Income Builder, Inc.;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:


     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.





Date:   December 23, 2002

                               /s/R. Marcia Gould
                                R. Marcia Gould
                    Treasurer, Capital Income Builder, Inc.